EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Searchlight Minerals Corp. (the “Company”) for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ian R. McNeil, as Chief Executive Officer of the Company, and Melvin L. Williams, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SEARCHLIGHT MINERALS CORP.

Date: May 8, 2009                                                               By: /s/ IAN R. MCNEIL
     Ian R. McNeil
     Chief Executive Officer

Date:  May 8, 2009                                                              By: /s/ MELVIN L. WILLIAMS
     Melvin L. Williams
     Chief Financial Officer